UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2006

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 28, 2006, Harris Corporation ("Harris" or the "Company") issued a press release announcing that Bryan R. Roub, Senior Vice President and Chief Financial Officer will be retiring from Harris on June 30, 2006 and will cease serving as Chief Financial Officer effective March 1, 2006. Mr. Roub will serve as Senior Vice President until his retirement and will assist in the transition for the finance organization.

On February 28, 2006, Harris also announced the promotion of Gary L. McArthur, 45, to the position of Vice President and Chief Financial Officer, effective March 1, 2006. The full text of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Mr. McArthur serves at the pleasure of the Board. There is no family relationship between Mr. McArthur and any of the executive officers or directors of Harris. Mr. McArthur does not have a written employment agreement with Harris. Following his promotion, Mr. McArthur’s annual base salary will be $320,000 and he will participate in the Harris Annual Incentive Plan at an incentive target payout for fiscal 2006 of $180,000 (with a minimum payout of $0 and a maximum payout of $360,000) based upon earnings per share and revenue performance criteria. Mr. McArthur is party to a change in control severance agreement with Harris in substantially the form that has been filed as Exhibit 10(a) to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and which provides severance benefits in the event Mr. McArthur’s employment is terminated by Harris without cause, or by Mr. McArthur for good reason, within two years following a change of control. If triggered, the lump-sum severance benefit payable under Mr. McArthur’s change in control severance agreement will include two times his highest annual rate of base salary during the 12-month period prior to the date of termination and two times the greatest of his highest annual bonus in the three years prior to the year during which the change in control occurred, his target bonus for the year during which the change of control occurred or his target bonus for the year in which his employment is terminated. Mr. McArthur is eligible to participate in the Harris equity incentive plans, retirement, health and welfare plans on the same terms offered to other participants and is also eligible to receive perquisites on the same basis as is offered to other executive officers.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
The following exhibit is filed herewith:
99.1 Press Release, issued by Harris Corporation on February 28, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

March 2, 2006	By:	/s/ Scott T. Mikuen

Name: Scott T. Mikuen
Title: Vice President-Associate General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, issued by Harris Corporation on February 28, 2006